                                                                   Exhibit 10.18
                       FIFTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

        This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 8, 1998, is by and among VERDANT BRANDS, INC. ("Verdant"), SAFER, INC. ("Safer"), SURECO, INC. ("SureCo"), CONSEP, INC. ("Consep"), RICHARD HUNT INC., ("Hunt"), PACOAST INC. "(Pacoast") and VALLEY GREEN CENTER, INC. ("Valley") (Verdant, Safer, SureCo, Consep, Pacoast, Hunt and Valley are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Lender.

                                    RECITALS
                                    --------

        A. Verdant, Safer and Sureco and Lender are parties to that certain Credit Agreement dated as of May 2, 1997 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loans and advances and other extensions of credit.

         B. Verdant, Safer and Sureco wish, and Lender is willing, to amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Amendment.

         C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Consent and Waiver.

         (a) Lender hereby consents to the Consep Transaction and hereby waives any Default or Event of Default that may arise under Section 8.1(l) as a result of the consummation of the Consep Transaction.

         (b) Any Default or Event of Default that may arise from Borrowers' failure to achieve the Interest Coverage Ratio contained in Section (d) of Annex G to the Credit Agreement is hereby waived for the Fiscal Quarter ended September 30, 1998.

         2. Amendment of Credit Agreement.

         (a) The definition of "Borrowers" contained in the recitals to the Credit Agreement is hereby amended to include Consep, Pacoast, Hunt and Valley therein. In addition, each reference to "Borrower" or "Borrowers" contained in the other Loan Documents shall be deemed to include Consep, Pacoast, Hunt and Valley therein. By its execution of this Amendment, each of Consep, Pacoast, Hunt and Valley agree, from and after the date hereof, to be a Borrower under the Credit Agreement and to be liable for all of the Obligations of a Borrower under the terms of the Loan Documents.

         (b) Section 3 is hereby amended by adding the following subsections at the end thereof:

                  3.28 Consep Merger Agreement. Verdant has delivered to Lender a complete and correct copy of the Consep Merger Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). No Credit Party and no other Person party thereto is in default in the performance or compliance with any provisions thereof. The Consep Merger Agreement complies with all applicable laws. All requisite approvals by Governmental Authorities having jurisdiction over Consep, any other Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the Consep Merger Agreement, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Consep Merger Agreement or to the conduct by any Credit Party of its business thereafter. To the best of each Credit Party's knowledge, none of Consep's representations or warranties in the Consep Merger Agreement contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading. Each of the representations and warranties given by each applicable Credit Party in the Consep Merger Agreement is true and correct in all material respects.

         (c) Section 6.1 is hereby amended by deleting the first paragraph thereof and replacing it with the following:

                  6.1 Mergers, Subsidiaries, Etc. On and after the Closing Date no Credit Party shall directly or indirectly, by operation of law or otherwise, (a) form or acquire any Subsidiary, or (b) merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with or acquire, any Person, except (i) that any Borrower may merge with another Borrower, provided that Verdant shall be the survivor of any such merger to which it is a party and (ii) Canada, Inc. 3032809 and Chemfree Environment, Inc. may be merged into Safer Canada, provided that in each case Safer Canada shall be the surviving corporation of such merger.

         (d) Section 6.2(b) is hereby amended by deleting it in its entirety and replacing it with the following:

                  (b) each Credit Party may maintain its existing investments in its Subsidiaries as of December 8, 1998; provided, however, that the aggregate value of Inventory transferred or otherwise conveyed from all Credit Parties to, and held by,

         Consep GmbH and Consep De Mexico collectively shall not exceed $1,000,000 in the aggregate at any time;

         (e) Section 6.3(a) is hereby amended by deleting clause (viii) thereof in its entirety and replacing it with the following:

                  (viii) Indebtedness consisting of intercompany loans and advances made by any Borrower to any other Borrower, provided that (A) each Borrower shall have executed and delivered to each other Borrower, on the Closing Date or, if later, on the date such Person becomes a Borrower under this Agreement, as applicable, a demand note (collectively, the "Intercompany Notes") to evidence any such intercompany Indebtedness owing at any time by such Borrower to such other Borrowers, which Intercompany Notes shall be in form and substance satisfactory to Lender and shall be pledged and delivered to Lender pursuant to the applicable Pledge Agreement or Security Agreement as additional collateral security for the Obligations; (B) each Borrower shall record all intercompany transactions on its books and records in a manner satisfactory to Lender; (C) the obligations of each Borrower under any such Intercompany Notes shall be subordinated to the Obligations of such Borrower hereunder in a manner satisfactory to Lender; (D) at the time any such intercompany loan or advance is made by any Borrower to any other Borrower and after giving effect thereto, each such Borrower shall be Solvent; and (E) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan.

         3. Amendment of Annexes to Credit Agreement.

         (a) Annex A to the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

                  "Consep" shall mean Consep, Inc., an Oregon corporation.

                  "Consep Borrowing Base" shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum at such time of:

                  (a) up to eighty-five percent (85%) of the Eligible Accounts of Consep, less any Reserves established by Lender at such time; and

                  (b) (i) for any Revolving Credit Advance occurring during the months of July through November of any Fiscal year, sixty percent (60%) of the book value of the Eligible Inventory of Consep, and (ii) for any Revolving Credit Advance occurring during the months of January through June or the month of December of any Fiscal Year, sixty-five percent (65%) of the book value of the Eligible Inventory of Consep; the book value of Eligible Inventory shall be valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Lender at such time.

                  "Consep De Mexico" shall mean Consep De Mexico, a Mexican corporation wholly-owned by Consep.

                  "Consep GmbH" shall mean Consep GmbH, an Austrian corporation wholly-owned by Consep.

                  "Consep Merger Agreement" shall mean that certain Agreement and Plan of Merger, dated September 8, 1998, by and among Verdant, Consep Acquisition, Inc. and Consep, together with all schedules and exhibits related thereto, as the same may have been heretofore or may hereafter be amended, restated, modified or otherwise supplemented from time to time.

                  "Consep Pledge Agreement" shall mean the Pledge Agreement, dated as of December 8, 1998, executed by Consep in favor of Lender, pledging the Stock of its Subsidiaries and all Intercompany Notes owing to or held by it.

                  "Consep Security Agreement" shall mean the Security Agreement, dated as of December 8, 1998, entered into between Lender and Consep.

                  "Consep Transaction" shall mean the acquisition by Verdant pursuant to the Consep Merger Agreement of all of the capital stock of Consep.

                  "Farchan" shall mean Farchan Laboratories, Inc., a Florida corporation.

                  "Farchan Guaranty" shall mean the Guaranty, dated as of December 8, 1998, executed by Farchan in favor of Lender.

                  "Hunt" shall mean Richard Hunt Inc., a California corporation.

                  "Hunt Borrowing Base" shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum at such time of:

                  (a) up to eighty-five (85%) of the Eligible Accounts of Hunt, less any Reserves established by Lender at such time; and

                  (b) (i) for any Revolving Credit Advance occurring during the months of July through November of any Fiscal year, sixty percent (60%) of the book value of the Eligible Inventory of Hunt, and (ii) for any Revolving Credit Advance occurring during the months of January through June or the month of December of any Fiscal Year, sixty-five percent (65%) of the book value of the Eligible Inventory of Hunt;

         the book value of Eligible Inventory shall be valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Lender at such time.

                  "Hunt Security Agreement" shall mean the Security Agreement, dated as of December 8, 1998, entered into between Lender and Hunt.

                  "Pacoast" shall mean Pacoast Inc., a California corporation.

                  "Pacoast Borrowing Base" shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum at such time of:

                  (a) up to eighty-five percent (85%) of the Eligible Accounts of Pacoast, less any Reserves established by Lender at such time; and

                  (b) (i) for any Revolving Credit Advance occurring during the months of July through November of any Fiscal year, sixty percent (60%) of the book value of the Eligible Inventory of Pacoast, and (ii) for any Revolving Credit Advance occurring during the months of January through June or the month of December of any Fiscal Year, sixty-five percent (65%) of the book value of the Eligible Inventory of Pacoast; the book value of Eligible Inventory shall be valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Lender at such time.

                  "Pacoast Security Agreement" shall mean the Security Agreement, dated as of December 8, 1998, entered into between Lender and Pacoast.

                  "Valley" shall mean Valley Green Center, Inc., a Massachusetts corporation.

                  "Valley Borrowing Base" shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum at such time of:

                  (a) up to eighty-five percent (85%) of the Eligible Accounts of Valley, less any Reserves established by Lender at such time; and

                  (b) (i) for any Revolving Credit Advance occurring during the months of July through November of any Fiscal year, sixty percent (60%) of the book value of the Eligible Inventory of Valley, and (ii) for any Revolving Credit Advance occurring during the months of January through June or the month of December of any Fiscal Year, sixty-five percent (65%) of the book value of the Eligible Inventory of Valley; the book value of Eligible Inventory shall be valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Lender at such time.

                  "Valley Security Agreement" shall mean the Security Agreement, dated as of December 8, 1998, entered into between Lender and Valley.

         (b) Annex A to the Credit Agreement is hereby amended by deleting the definitions of "Aggregate Borrowing Base", "Borrowing Base", "Collateral Documents", "Pledge Agreements" and "Restricted Payment" and replacing such definitions with the following:

                  "Aggregate Borrowing Base" shall mean, as of any date of determination, an amount equal to the sum of the Verdant Borrowing Base, the Safer Borrowing Base, the SureCo Borrowing Base, the Consep Borrowing Base, the Hunt Borrowing Base, the Pacoast Borrowing Base and the Valley Borrowing Base and, following the consummation of any Permitted Acquisition in which the Target acquired therein (or any Subsidiary of the Target) becomes a Subsidiary of Verdant and a Borrower in accordance with the terms of the Agreement, the Target Borrowing Base of such Person.

                  "Borrowing Base" shall mean, as the context may require, the Verdant Borrowing Base, the Safer Borrowing Base, the SureCo Borrowing Base, the Consep Borrowing Base, the Hunt Borrowing Base, the Pacoast Borrowing Base and the Valley Borrowing Base and, following the consummation of any Permitted Acquisition in which the Target acquired therein (or any Subsidiary of the Target) becomes a Subsidiary of Verdant and a Borrower in accordance with the terms of the Agreement, the Target Borrowing Base of such Person, or any such Borrowing Base.

                  "Collateral Documents" shall mean the Security Agreement, the Safer Canada Security Agreement, the SureCo Security Agreement, the Consep Security Agreement, the Hunt Security Agreement, the Pacoast Security Agreement, the Valley Security Agreement, the Pledge Agreements, the Guaranties, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

                  "Pledge Agreements" shall mean, collectively, the Verdant Pledge Agreement, the Safer Pledge Agreement, the SRI Pledge Agreement, the Consep Pledge Agreement and any pledge agreements entered into after the Closing Date by any Credit Party (as required by the Agreement or any other Loan Document).

                  "Restricted Payment" of any Person shall mean (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of such Person's Stock, (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, any Subordinated Debt; (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Person now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Person's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person; (g) any payment of management fees (or other fees of a similar nature) by such Person to any Stockholder of such Person or its Affiliates; and (h) in the case of any Credit Party, any payment of any earn-out, non-compete, consulting or similar obligation incurred in connection with any Permitted Acquisition.

         (c) Annex C to the Credit Agreement is hereby deleted in its entirety and replaced with the attached Annex C.

         4. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrowers (as amended hereby) hereby jointly and severally represent and warrant to Lender that:

         (a) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing that has not been waived by Lender in writing;

         (b) Representations and Warranties. After giving effect to this Amendment, all of the representations and warranties of Borrowers contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof; and

         (c) Authorization, etc. Each Borrower has the power and authority to execute, deliver and perform this Amendment. Each Borrower has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Borrower's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms. Each Borrower's execution, delivery and performance of this Amendment does not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of such Borrower by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture or instrument to which any Borrower is a party or which is binding upon it, (b) any law or regulation or order or decree of any court applicable to any Borrower, or (c) the certificate or articles of incorporation or by-laws of any Borrower.

         5. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each condition set forth in this
Section 5 and the delivery of the following documents to Lender on or prior to the date hereof (unless another date shall be specified) and consummation of all of the transactions contemplated by each such document, all in form and substance acceptable to Lender in its sole and absolute discretion:

         (a) Documentation. Borrowers shall have delivered to Lender all of the following documents:

                  (i) Amendment. Duly executed originals of this Amendment.

                  (ii) Disclosure Schedules. Revised Disclosure Schedules to the extent necessary to comply with Section 5.6 of the Loan Agreement.

                  (iii) Revolving Notes. Revolving Notes executed by Consep, Hunt, Pacoast and Valley in the aggregate principal amount of Twenty Five Million Dollars ($25,000,000) payable to Lender.

                  (iv) Verdant Pledge Agreement. Duly executed originals of an amendment to the Verdant Pledge Agreement, accompanied by (a) share certificates representing all of the outstanding Stock of Consep and undated stock powers for such share certificates executed in blank.

                  (v) Farchan Guaranty. Duly executed originals of the Farchan Guaranty.

                  (vi) Consep Pledge Agreement. Duly executed originals of the Consep Pledge Agreement, accompanied by (a) share certificates representing all of the outstanding Stock being pledged pursuant to such Pledge Agreement and undated stock powers for such share certificates executed in blank and (b) the original Intercompany Notes of each of Consep, Hunt, Pacoast and Valley, duly endorsed in blank.

                  (vii) Consep Security Agreement. Duly executed originals of the Consep Security Agreement.

                  (viii) Hunt Security Agreement. Duly executed originals of the Hunt Security Agreement.

                  (ix) Pacoast Security Agreement. Duly executed originals of the Pacoast Security Agreement.

                  (x) Valley Security Agreement. Duly executed originals of the Valley Security Agreement.

                  (xi) Security Interests and Code Filings. Evidence satisfactory to Lender that Lender has a valid and perfected first priority security interest in the Collateral of the Borrowers, including (i) such documents duly executed by the Borrowers (including financing statements and amendments thereto under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Lender may request in order to perfect its security interests in such Collateral and (ii) copies of Code search reports listing all effective financing statements that name Consep, Farchan, Hunt, Pacoast or Valley as debtor, together with copies of such financing statements, none of which shall cover the Collateral and Permitted Encumbrances.

                  (xii) Payoff Letters; Termination Statements; Releases. Payoff letters from Silicon Valley Bank itemizing amounts of principal, interest, fees, expenses or other amounts payable to it; UCC-3 or other appropriate termination statements and mortgage releases, executed by Silicon Valley Bank, releasing all Liens of such Person upon any of the personal property of Consep and its Subsidiaries, and termination of all blocked account agreements, bank agency agreements or other similar agreements or arrangements in favor of such Person or relating to the loans.

                  (xiii) Intellectual Property Security Agreement. Duly executed originals of a Trademark Security Agreement, dated the date hereof, executed by Consep in favor of Lender, together with all instruments, documents and agreements executed pursuant thereto.

                  (xiv) Powers of Attorney. Originals of the Power of Attorney executed by Consep, Hunt, Pacoast and Valley.

                  (xv) Borrowing Base Certificate. Duly executed originals of a Borrowing Base Certificate from each Borrower, dated the dated hereof, reflecting information concerning Eligible Accounts and Eligible Inventory of such Borrower.

                  (xvi) Letter of Direction. Duly executed originals of a letter of direction from Borrower Representative addressed to Lender with respect to the disbursement on the date hereof of the proceeds of any Revolving Credit Advance.

                  (xvii) Cash Management System; Blocked Account Agreements. Evidence satisfactory to Lender that as of the date hereof, Cash Management Systems with respect to Consep, Hunt, Pacoast and Valley complying with Annex C to the Credit Agreement have been established and are currently being maintained in the manner set forth in such Annex C, together with copies of duly executed tri-party blocked account and lock box agreements, satisfactory to Lender, with the banks as required by Annex C.

                  (xviii) Consep Merger. Evidence satisfactory to Lender that Verdant and Consep shall have consummated the transactions contemplated by the Consep Merger Agreement in accordance with the terms set forth therein (which terms and conditions shall be satisfactory to Lender and its counsel in all respects), and Verdant shall have furnished to Lender a certified copy of the Consep Merger Agreement and all exhibits and schedules thereto, as finally amended, and all consents, approvals or permits obtained with respect thereto and a certificate signed by the Chief Executive Officer of Verdant certifying that (i) the transactions contemplated by the Consep Merger Agreement have been consummated in accordance with the Consep Merger Agreement and no term or condition of the Consep Merger Agreement has been amended, modified or waived except as set forth in the certified copy of the Consep Merger Agreement provided to Lender, (ii) any documents required to be filed to effect the Consep Transaction have been filed in accordance with applicable law, (iii) all consents, approvals or permits necessary or admissible to be obtained in connection with the Consep Transaction have been obtained, and (iv) neither Verdant nor any of its Subsidiaries has failed to perform any material obligation or covenant required by the Consep Merger Agreement to be performed or complied with by such Person on or before the merger date unless waived by Consep, and the substance of such certificate shall be true and correct.


                  (xix) Charter, Bylaws and Good Standing. For each of Consep, Hunt, Pacoast, Valley and Farchan, such Person's (a) charter and all amendments thereto, (b) bylaws, together with all amendments thereto
         (c) good standing certificates in its state of incorporation and (d) good standing certificates and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the date hereof and certified by the applicable Secretary of State or other authorized Governmental Authority.

                  (xx) Verdant Restated Articles and Bylaws. Verdant's Restated Articles of Incorporation and Bylaws as amended to give effect to the Consep Transaction, dated a recent date prior to the date hereof and, with respect to the Articles of Incorporation, certified by the Secretary of State of Minnesota.

                  (xxi) Good Standing Certificates. For each of Verdant, Safer, Sureco, SRI and Safer Canada, good standing certificates in its state or province of incorporation.

                  (xxii) Resolutions. For each Credit Party, resolutions of such Person's Board of Directors (and shareholders, if necessary), approving and authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified as of the date hereof by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

                  (xxiii) Incumbency Certificates. For each Credit Party, signature and incumbency certificates of the officers of each such Person executing any of the Loan Documents, certified as of the date hereof by such Person's corporate secretary or an assistant secretary as being true, accurate, correct and complete.

                  (xxiv) Opinion of Counsel. Duly executed originals of opinions of Dorsey & Whitney LLP, counsel for the Credit Parties, and Ater Wynne LLP, Oregon counsel for the Credit Parties, each dated the date hereof, and accompanied by a letter addressed to such counsel from the applicable Credit Parties, authorizing and directing such counsel to address its opinion to Lender and to include in such opinion an express statement to the effect that Lender is authorized to rely on such opinion.

                  (xxv) Appointment of Agent for Service. An appointment of CT Corporation as agent for service of process for Consep, Hunt, Pacoast, Valley and Farchan.

                  (xxvi) Waivers. Duly executed originals of landlord waivers and consents and bailee letters with respect to Consep, Hunt, Pacoast and Valley, in each case as required pursuant to Section 5.9.

                  (xxvii) Other Documents. All other documents, certificates and agreements as the Lender may reasonably request to accomplish the purposes of this Amendment.

         (b) Insurance. Satisfactory evidence that the insurance policies of Consep and its Subsidiaries required by Section 5.4 of the Credit Agreement are in full force and effect and, within five (5) days after the date hereof, appropriate evidence showing loss payable and/or additional insured clauses or endorsements, as requested by Lender in favor of Lender.

         (c) Permitted Acquisition. Evidence satisfactory to Lender of compliance with the requirements of Section 6.1 with respect to a Permitted Acquisition.

         (d) No Default. As of the date hereof after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, that has not been waived by Lender in writing.

         (e) Warranties and Representations. After giving effect to this Amendment, all of the warranties and representations of Borrowers contained in the Credit Agreement and the other Loan Documents (including, without limitation, this Amendment) shall be true and correct in all material respects to the same extent as though made on and as of the date hereof.

         (f) Consents and Acknowledgments. Borrowers shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment.

         (g) Fees, Costs and Expenses. Lender shall have received payment of all fees, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses invoiced to Borrower Representative and as otherwise due pursuant to the Loan Documents, incurred by Lender in connection herewith.

         6. Reference to and Effect on Loan Documents.

         6.1 Ratification. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Borrower hereby ratifies and confirms each such Loan Document.

         6.2 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, or, except as expressly provided herein, constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

         7. Affirmation of Guaranty.

         Each of Safer Canada and SRI (i) consents to and approves the execution and delivery of this Amendment by Borrowers and Lender, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner its obligations under the Guaranty or under any of the other Loan Documents executed and/or delivered by it in connection therewith, (iii) agrees that this Amendment shall not be construed as requiring the consent of such Person in any other circumstance, (iv) reaffirms its obligations under the Guaranty and all of the other Loan Documents to which it is a party, and (v) agrees that the Guaranty and such other Loan Documents remain in full force and effect and are each hereby ratified and confirmed.

         8. Miscellaneous.

         8.1 Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns, except as otherwise provided herein or therein. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrowers and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

         8.2 Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

         8.3 Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrowers agree to pay on demand all fees, costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment.

         8.4 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8.5 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         8.6 Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

         8.7 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         8.8 Incorporation of Loan and Security Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

         8.9 Acknowledgment. Each Credit Party hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

         IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement has been duly executed as of the date first written above.

                                         VERDANT BRANDS, INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Executive Vice President
                                                ------------------------------

                                         SAFER, INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Executive Vice President
                                                ------------------------------

                                         SURECO, INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Secretary
                                                ------------------------------

                                         CONSEP, INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         PACOAST INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         RICHARD HUNT INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         VALLEY GREEN CENTER, INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Lender

                                         By: /S/ Trevor Clark
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

         Each of the following Persons is a signatory to this Amendment in its capacity as a Guarantor.

                                         SAFER, LTD.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         SOUTHERN RESOURCES, INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------

                                         FARCHAN LABORATORIES, INC.

                                         By: /S/ Mark Eisenschenk
                                             ---------------------------------
                                         Title: Vice President
                                                ------------------------------